SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 29, 2001


                            CLASSIC BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          Delaware                       0-27170                  61-1289391
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


   344 17th Street, Ashland, Kentucky                               41101
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (606) 325-4789
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

     On January 29, 2001, the Registrant issued the press release attached hereto as Exhibit 99 announcing the consolidation of its bank charters and a centralized operations center.


Item 7.   Financial Statements and Exhibits

          (a)  Exhibits

               99   Press release dated January 29, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CLASSIC BANCSHARES, INC.



Date: February 14, 2001                 By: /s/ Lisah M. Frazier
      -----------------                     ---------------------------------
                                            Lisah M. Frazier, Vice President,
                                            Treasurer and Chief Financial
                                            Officer